POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
(REGISTRANT)
AND
ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)
The undersigned Director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Steven E. Shebik and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, and 333-121693 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.
March 2, 2020
/s/ John Dugenske
John E. Dugenske
Director

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
(REGISTRANT)
AND
ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)
The undersigned Director of Allstate Life Insurance Company constitutes and appoints Steven E. Shebik and Mario Rizzo and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, and 333-121693 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.
March 2, 2020
/s/ Angela K. Fontana
Angela K. Fontana
Director

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
(REGISTRANT)
AND
ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)
The undersigned Director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Steven E. Shebik and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, and 333-121693 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.
March 2, 2020
/s/ Mary Jane Fortin
Mary Jane Fortin
Director

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
(REGISTRANT)
AND
ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)
The undersigned Director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Steven E. Shebik and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, and 333-121693 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.
March 2, 2020
/s/ Mario Imbarrato
Mario Imbarrato
Director

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
(REGISTRANT)
AND
ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)
The undersigned Director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Steven E. Shebik and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, and 333-121693 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.
March 2, 2020
/s/ Jesse E. Merten
Jesse E. Merten
Director

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
(REGISTRANT)
AND
ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)
The undersigned Director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Steven E. Shebik and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, and 333-121693 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.
March 2, 2020
/s/ Julie Parsons
Julie Parsons
Director

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
(REGISTRANT)
AND
ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)
The undersigned Director and Controller of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Steven E. Shebik and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, and 333-121693 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.
March 2, 2020
/s/ John C. Pintozzi
John C. Pintozzi
Director and Controller

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
(REGISTRANT)
AND
ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)
The undersigned Director and Chief Financial Officer of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Steven E. Shebik and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, and 333-121693 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.
March 2, 2020
/s/ Mario Rizzo
Mario Rizzo
Director and Chief Financial Officer

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
(REGISTRANT)
AND
ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)
The undersigned Director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Steven E. Shebik and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, and 333-121693 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.
March 2, 2020
/s/ Glenn T. Shapiro
Glenn T. Shapiro
Director

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
(REGISTRANT)
AND
ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)
The undersigned Director and Chief Executive Officer of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Mario Rizzo and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, and 333-121693 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.
March 2, 2020
/s/ Steven E. Shebik
Steven E. Shebik
Director and Chief Executive Officer

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
(REGISTRANT)
AND
ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)
The undersigned Director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Steven E. Shebik and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, and 333-121693 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.
March 2, 2020
/s/ Brian P. Stricker
Brian P. Stricker
Director

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
(REGISTRANT)
AND
ALLSTATE LIFE INSURANCE COMPANY
(DEPOSITOR)
The undersigned Director and Chairman of the Board of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Steven E. Shebik and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 28, 2019

/s/ Thomas J. Wilson
Thomas J. Wilson
Director and Chairman of the Board